Fees Summary	Jun. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,280,600.00
Previously Paid Amount	0.00
Total Fee Amount	1,005.45
Total Offset Amount	0.00
Net Fee	$ 1,005.45